Exhibit 15.4

CONSENT OF AUTHOR

(Daniel D. Johnson, P.Eng., JDS Energy & Mining Inc with an office at

200-532 Leon Avenue, Kelowna, BC, Canada)

To: Mountain Province Diamonds Inc.

United States Securities and Exchange Commission

Re: Mountain Province Diamonds Inc.’s Incorporation by Reference of the “Gahcho Kué Project, Definitive Feasibility Study, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”) dated December 1, 2010, and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended December 31, 2012.

I, Daniel D. Johnson, P.Eng., consent to the incorporation by reference of the Technical Report entitled “Gahcho Kué Project, Definitive Feasibility Study, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”), dated December 1, 2010 in Mountain Province Diamonds Inc.’s Form 20-F for the year ended December 31, 2012.

I consent to extracts from, or a summary of, the Technical Report in Item 4D from sub-headings “Property Settings” to “Economic Analysis – Summary”, (the “relevant sections”) of Mountain Province Diamonds Inc.’s Form 20F filing with the Securities and Exchange Commission, for the year ended December 31, 2012.

I confirm that I have read the relevant sections of the Form 20F filing for Mountain Province Diamonds Inc. for the year ended December 31, 2012, and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 26th day of March, 2013.

/s/ Daniel D. Johnson
Signature of Qualified Person

Daniel D. Johnson
Name of Qualified Person

Exhibit 15.4

CONSENT OF AUTHOR

(Kenneth Meikle, P.Eng., JDS Energy & Mining Inc. with an office at

200-532 Leon Avenue, Kelowna, BC, Canada)

To: Mountain Province Diamonds Inc.

United States Securities and Exchange Commission

Re: Mountain Province Diamonds Inc.’s Incorporation by Reference of the “Gahcho Kué Project, Definitive Feasibility Study, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”) dated December 1, 2010, and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended December 31, 2012.

I, Kenneth Meikle, P.Eng., consent to the incorporation by reference of Sections 23.10 to 23.15 of the Technical Report entitled “Gahcho Kué Project, Definitive Feasibility Study, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”), dated December 1, 2010 in Mountain Province Diamonds Inc.’s Form 20-F for the year ended December 31, 2012.

I consent to extracts from, or a summary of, the Technical Report in Item 4D from sub-headings Feasibility Study Conclusions to Economic Analysis Summary, (the “relevant sections”) of Mountain Province Diamonds Inc.’s Form 20F filing with the Securities and Exchange Commission, for the year ended December 31, 2012.

I confirm that I have read the relevant sections of the Form 20F filing for Mountain Province Diamonds Inc. for the year ended December 31, 2012, and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 26th day of March, 2013.

/s/ Kenneth Meikle
Signature of Qualified Person

Kenneth Meikle, P.Eng.
Name of Qualified Person

Exhibit 15.4

CONSENT OF AUTHOR

(Michael Makarenko, P.Eng. JDS Energy & Mining Inc., with an office at

200-532 Leon Avenue, Kelowna, BC, Canada)

To: Mountain Province Diamonds Inc.

United States Securities and Exchange Commission

Re: Mountain Province Diamonds Inc.’s Incorporation by Reference of the “Gahcho Kué Project, Definitive Feasibility Study, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”) dated December 1, 2010, and inclusion of references to the Technical Report in the Company’s Form 20-F for the year ended December 31, 2012.

I, Michael Makarenko, P.Eng., consent to the incorporation by reference of Sections 17.5 and 23.1, except 23.1.3 of the Technical Report entitled “Gahcho Kué Project, Definitive Feasibility Study, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”), dated December 1, 2010 in Mountain Province Diamonds Inc.’s Form 20-F for the year ended December 31, 2012.

I consent to extracts from, or a summary of, the Technical Report in Item 4D from sub-headings Property Settings to Feasibility Study Conclusions, (the “relevant sections”) of Mountain Province Diamonds Inc.’s Form 20F filing with the Securities and Exchange Commission, for the year ended December 31, 2012.

I confirm that I have read the relevant sections of the Form 20F filing for Mountain Province Diamonds Inc. for the year ended December 31, 2012, and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 26th day of March, 2013.

/s/ Michael Makarenko, P.Eng.
Signature of Qualified Person

Michael Makarenko, P.Eng.
Name of Qualified Person